UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 25, 2002


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24363                  33-0102707
 (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)            File Number)           Identification No.)



          16815 Von Karman Avenue, Irvine, CA                     92606
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5. - OTHER EVENTS.

     Interplay Entertainment Corp. (the "Registrant") announced that it has reached an agreement with Infogrames, Inc. for the sale of the Registrant's Shiny Entertainment subsidiary. Upon the closing of the transaction, which is subject to customary conditions including receipt of certain third party consents, Infogrames will pay the Registrant approximately $47 million for Shiny Entertainment in a combination of cash and a promissory note. A copy of the Registrant's press release, dated April 25, 2002, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1   Press Release of the Registrant dated April 25, 2002.


                                     Page 2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTERPLAY ENTERTAINMENT CORP.



April 25, 2002                                  /S/ JEFF GONAZALEZ
                                              ---------------------------------
                                                Jeff Gonzalez
                                                Chief Financial Officer


                                     Page 3
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                                  EXHIBIT INDEX


      EXHIBIT NUMBER                   DESCRIPTION

           99.1              Press Release dated April 25, 2002